Trade Payables and Accruals	12 Months Ended
Jan. 31, 2026
Text block [abstract]
Trade Payables and Accruals
13.	TRADE PAYABLES AND ACCRUALS
The Company’s
trade
payables and accruals were as follows, as at:

	January 31, 2026	January 31, 2025
		Reclassified (Note 2)
Trade payables [a]	$994.5	$838.7
Wages and related employee accruals	206.8	114.3
Other accruals	313.9	270.8
Total trade payables and accruals	$1,515.2	$1,223.8
[a]
As at January 31, 2026, trade payables include $38.2 million ($19.4 million as at January 31, 2025) under supply-chain financing arrangements (reverse factoring) with a financial institution, whereby payables due from the Company to certain suppliers have been collected by the suppliers from a financial institution before their original due date. The arrangements do not significantly extend the payment terms beyond the normal terms agreed with other suppliers.